EXHIBIT 99.1

CITIZENS COMMUNITY BANCORP, INC.
2008 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION AWARD AGREEMENT

ISO No. _______________            Grant Date: _______________

This Incentive Stock Option Award ("ISO") is granted by Citizens Community Bancorp, Inc. ("Company") to [Name] ("Option Holder") in accordance with the terms of this Incentive Stock Option Award Agreement ("Agreement") and subject to the provisions of the Citizens Community Bancorp, Inc. 2008 Equity Incentive Plan, as amended from time to time ("Plan"). The Plan is incorporated herein by reference.

1.	ISO Award. The Company grants to Option Holder ISOs to purchase [Number] Shares at an Exercise Price of $[Number] per Share. These ISOs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 5 and 6 of this Agreement and in Article V of the Plan.

2.	Vesting Dates: The ISOs shall vest as follows, subject to earlier vesting in the event of a termination of Service as provided in Section 6:

Vesting Date	ISOs for Number of Shares Vesting

[Indicate vesting period]

3.	Exercise: The Option Holder (or in the case of the death of the Option Holder, the designated legal representative or heir of the Option Holder) may exercise the ISOs during the Exercise Period by giving written notice to the Secretary of the Company in the form required by the Committee ("Exercise Notice"). The Exercise Notice must specify the number of Shares to be purchased, which shall be at least 100 unless fewer shares remain unexercised. The exercise date is the date the Exercise Notice is received by the Company. The Exercise Period commences on the Vesting Date and expires at 5:00 p.m., Eau Claire, Wisconsin time, on the date 10 years [five years for over 10% owners of Company on the Grant Date] after the Grant Date, subject to earlier expiration in the event of a termination of Service as provided in Section 6. Any ISOs not exercised as of the close of business on the last day of the Exercise Period shall be cancelled without consideration at that time.

The Exercise Notice shall be accompanied by payment in full of the Exercise Price for the Shares being purchased. Payment shall be made: (a) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Company, or (b) by delivering Shares of the Company already owned by the Option Holder for a period of more than six months as of the exercise date and having a Fair

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Market Value on the exercise date equal to the aggregate Exercise Price to be paid, or (c) a combination of cash and such Shares.

4.	Related Awards: These ISOs [are not related to any other Award under the Plan.] or [are related to stock appreciation rights granted on the Grant Date and designated SAR Nos. ___. Any related stock appreciation rights do not receive the special tax treatment afforded the ISOs. To the extent any of the related stock appreciation rights are exercised, the ISOs shall terminate with respect to the same number of Shares.]

5.	Transferability. The Option Holder may not sell, assign, transfer, pledge or otherwise encumber any ISOs, except in the event of the Option Holder's death, by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order.

6.	Termination of Service. If the Option Holder terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Option Holder, any ISOs that have not vested as of the date of that termination shall be forfeited to the Company, and the Exercise Period shall expire three months after that termination of Service, except in the case of a Termination for Cause, when it shall expire immediately. If the Option Holder's Service terminates on account of the Option Holder's death or Disability, the Vesting Date for all ISOs that have not vested or been forfeited shall be accelerated to the date of that termination of Service, and the Exercise Period shall expire one year after that termination of Service.

7.	Effect of Change in Control. Upon a Change in Control, the Vesting Date for all ISOs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control. [May be modified at Committee's election for 280G planning purposes for executive officers.]

8.	Option Holder's Rights. The ISOs awarded hereby do not entitle the Option Holder to any rights of a shareholder of the Company.

9.	Delivery of Shares to Option Holder. Promptly after receipt of an Exercise Notice and full payment of the Exercise Price for the Shares being acquired, the Company shall issue and deliver to the Option Holder (or other person validly exercising the ISO) a certificate or certificates representing the Shares of Common Stock being purchased, registered in the name of the Option Holder (or such other person), or, upon request, in the name of the Option Holder (or such other person) and in the name of another person in such form of joint ownership as requested by the Option Holder (or such other person) pursuant to applicable state law. The Company's obligation to deliver a stock certificate for Shares purchased in the exercise of an ISO can be conditioned upon the receipt of a representation of investment intent from the Option Holder (or the Option Holder's Beneficiary) in such form as the Committee requires. The Company shall not be required to deliver stock certificates for Shares purchased prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

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10.	Notice of Sale of Shares. The Option Holder (or other person who received Shares from the exercise of the ISOs) shall give written notice to the Company promptly in the event of the sale or other disposition of Shares received from the exercise of the ISOs within either: (a) two years from the Grant Date; or (b) one year from the exercise date for the ISOs exercised.

11.	Adjustments in Shares. In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of Shares or class of securities of the Company covered by the ISOs or the Exercise Price of the ISOs. The Option Holder agrees to execute any documents required by the Committee in connection with an adjustment under this Section 11.

12.	Tax Withholding. The Company shall have the right to require the Option Holder to pay to the Company the amount of any tax that the Company is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Company is required to withhold with respect to such dividend payments.

13.	Plan and Committee Decisions are Controlling. This Agreement, the award of ISOs to the Option Holder and the issuance of Shares upon the exercise of the ISOs are subject in all respects to the provisions of the Plan, which are controlling. Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan. All decisions, determinations and interpretations by Committee respecting the Plan, this Agreement, the award of ISOs or the issuance of Shares upon the exercise of the ISOs shall be binding and conclusive upon the Option Holder, any Beneficiary of the Option Holder or the legal representative thereof.

14.	Option Holder's Employment. Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Option Holder's service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Option Holder.

15.	Amendment. The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Option Holder without the Option Holder's written consent. To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Option Holder with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason of any unusual or nonrecurring events affecting the Company, any Affiliate or their

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financial statements or any changes in applicable laws, regulations or accounting principles.

16.	Loss of ISO Status. If any of the ISOs fail, for any reason, to qualify for the special tax treatment afforded the ISOs, they shall be treated as Non-Qualified Stock Options under the Plan. The ISOs will lose ISO status: (a) if the Option Holder is not an employee of the Company or its Affiliates from the Grant date through the date three months before the exercise date; or (b) if the Shares acquired upon the exercise of the ISO are sold or disposed of within one of the time periods described in Section 10.

17.	Option Holder Acceptance. The Option Holder shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CITIZENS COMMUNITY BANCORP, INC.
By
Its

ACCEPTED BY OPTION HOLDER (Signature) (Print Name) (Street Address) (City, State & Zip Code)

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Beneficiary Designation:

The Option Holder designates the following Beneficiary to receive the Shares upon Option Holder's death:

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CITIZENS COMMUNITY BANCORP, INC.
2008 EQUITY INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

NQSO No. _______________               Grant Date: _______________

This Non-Qualified Stock Option Award ("NQSO") is granted by Citizens Community Bancorp, Inc. ("Company") to [Name] ("Option Holder") in accordance with the terms of this Non-Qualified Stock Option Award Agreement ("Agreement") and subject to the provisions of the Citizens Community Bancorp, Inc. 2008 Equity Incentive Plan, as amended from time to time ("Plan"). The Plan is incorporated herein by reference.

1.	NQSO Award. The Company grants to Option Holder NQSOs to purchase [Number] Shares at an Exercise Price of $[Number] per Share. These NQSOs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 5 and 6 of this Agreement and in Article V of the Plan.

2.	Vesting Dates: The NQSOs shall vest as follows, subject to earlier vesting in the event of a termination of Service as provided in Section 6:

Vesting Date	NQSOs for Number of Shares Vesting

[Indicate vesting period]

3.	Exercise: The Option Holder (or in the case of the death of the Option Holder, the designated legal representative or heir of the Option Holder) may exercise the NQSOs during the Exercise Period by giving written notice to the Secretary of the Company in the form required by the Committee ("Exercise Notice"). The Exercise Notice must specify the number of Shares to be purchased, which shall be at least 100 unless fewer shares remain unexercised. The exercise date is the date the Exercise Notice is received by the Company. The Exercise Period commences on the Vesting Date and expires at 5:00 p.m., Eau, Claire, Wisconsin time, on the date 10 years after the Grant Date, subject to earlier expiration in the event of a termination of Service as provided in Section 6. Any NQSOs not exercised as of the close of business on the last day of the Exercise Period shall be cancelled without consideration at that time.

The Exercise Notice shall be accompanied by payment in full of the Exercise Price for the Shares being purchased. Payment shall be made: (a) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Company, or (b) by delivering Shares of the Company already owned by the Option Holder for a period of more than six months as of the exercise date and having a Fair

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Market Value on the exercise date equal to the aggregate Exercise Price to be paid, or (c) a combination of cash and such Shares.

4.	Related Awards: These NQSOs [are not related to any other Award under the Plan.] or [are related to stock appreciation rights granted on the Grant Date and designated SAR Nos. ___. To the extent any of the related stock appreciation rights is exercised, the NQSOs shall terminate with respect to the same number of Shares.]

5.	Transferability. The Option Holder may not sell, assign, transfer, pledge or otherwise encumber any NQSOs, except in the event of the Option Holder's death, by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. The Committee, in its sole and absolute discretion, may allow the Option Holder to transfer one or more NQSOs to the Option Holder's Family Members, as provided in the Plan.

6.	Termination of Service. If the Option Holder terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Option Holder, any NQSOs that have not vested as of the date of that termination shall be forfeited to the Company, and the Exercise Period shall expire three months after that termination of Service, except in the case of a Termination for Cause, when it shall expire immediately. If the Option Holder's Service terminates on account of the Option Holder's death or Disability, the Vesting Date for all NQSOs that have not vested or been forfeited shall be accelerated to the date of that termination of Service, and the Exercise Period shall expire one year after that termination of Service.

7.	Effect of Change in Control. Upon a Change in Control, the Vesting Date for all NQSOs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control. [May be modified at Committee's election for 280G planning purposes for executive officers or directors holding 1% or more of the Company's outstanding stock.]

8.	Option Holder's Rights. The NQSOs awarded hereby do not entitle the Option Holder to any rights of a shareholder of the Company.

9.	Delivery of Shares to Option Holder. Promptly after receipt of an Exercise Notice and full payment of the Exercise Price for the Shares being acquired, the Company shall issue and deliver to the Option Holder (or other person validly exercising the NQSO) a certificate or certificates representing the Shares of Common Stock being purchased, registered in the name of the Option Holder (or such other person), or, upon request, in the name of the Option Holder (or such other person) and in the name of another person in such form of joint ownership as requested by the Option Holder (or such other person) pursuant to applicable state law. The Company's obligation to deliver a stock certificate for Shares purchased in the exercise of an NQSO can be conditioned upon the receipt of a representation of investment intent from the Option Holder (or the Option Holder's Beneficiary) in such form as the Committee requires. The Company shall not be required to deliver stock certificates for Shares purchased prior to: (a) the listing of those Shares

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on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

10.	Adjustments in Shares. In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of Shares or class of securities of the Company covered by the NQSOs or the Exercise Price of the NQSOs. The Option Holder agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

11.	Tax Withholding. The Company shall have the right to require the Option Holder to pay to the Company the amount of any tax that the Company is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Company is required to withhold with respect to such dividend payments.

12.	Plan and Committee Decisions are Controlling. This Agreement, the award of NQSOs to the Option Holder and the issuance of Shares upon the exercise of the NQSOs are subject in all respects to the provisions of the Plan, which are controlling. Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan. All decisions, determinations and interpretations by Committee respecting the Plan, this Agreement, the award of NQSOs or the issuance of Shares upon the exercise of the NQSOs shall be binding and conclusive upon the Option Holder, any Beneficiary of the Option Holder or the legal representative thereof.

13.	Option Holder's Employment. Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Option Holder's service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Option Holder.

14.	Amendment. The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Option Holder without the Option Holder's written consent. To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Option Holder with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason of any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.

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15.	Option Holder Acceptance. The Option Holder shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CITIZENS COMMUNITY BANCORP, INC.
By
Its

ACCEPTED BY OPTION HOLDER (Signature) (Print Name) (Street Address) (City, State & Zip Code)

Beneficiary Designation:

The Option Holder designates the following Beneficiary to receive the Shares upon Option Holder's death:

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